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                                                                Exhibit 10(xliv)

                                 AMENDMENT NO. 1
                                     TO THE
                         NORTH AMERICAN COAL CORPORATION
                           DEFERRED COMPENSATION PLAN
                            FOR MANAGEMENT EMPLOYEES
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1996)

                  The North American Coal Corporation hereby adopts this Amendment No. 1 to The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated Effective January 1, 1996) (the "Plan"). The provisions of this Amendment shall be effective January 1, 1997. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1

                  Section 2.9(ii) of the Plan is hereby amended in its entirety to read as follows:

                  "(ii) is in salary grade 14 or above"

                  EXECUTED this 9th day of December, 1996.

                         THE NORTH AMERICAN COAL CORPORATION

                         By:      /s/  Thomas A. Koza

                                  ---------------------------------------------
                         Title: Vice President - Law and Administration, and Secretary